UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1: Shareholder Report

Alpine

Global Dynamic Dividend Fund

April 30,

2016

Semi-Annual Report

Alpine View
April 30, 2016

Dear Shareholders:

Welcome to the Alpine Funds’ fiscal 2016 semi-annual report covering the period from November 1, 2015 through April 30, 2016. The current environment is similar to the one we commented on in our prior annual report to shareholders. Once again, there was a rapid sell down in global equities mid-period, followed by a gradual recovery. The principal cross-currents influencing global capital markets continue to be weak economic growth, volatile commodity prices weakened by excess supply, and monetary policy biased towards tightening in the United States versus virtually all foreign central banks which seek looser monetary policy. During the period under review, the U.S. Federal Reserve Bank (Fed) raised rates modestly in December and this was followed notably by both the Bank of Japan (BOJ) and the European Central Bank (ECB) taking their short-term rates below zero. Of the 56 countries on which Bloomberg tracks fixed income market data, 12 currently have negative interest rates going out as far as five years, while 18 have been negative for two years. Needless to say, this is unprecedented. The data suggests that inflation expectations remain low for much of the world.

Other issues which have continued to influence the markets are the relatively weak performance of the Chinese economy and intertwined with it the price volatility of many commodity markets. The most prominent commodity, oil, became a proxy for economic sentiment during a few months this Spring, as West Texas Intermediate (WTI) crude oil declined from $50 to a low of $32.50 per barrel in January before rallying to over $46 by end of the period. Much of the fear that whips oil prices reflected concerns beyond supply and demand imbalances. Rather, other factors, such as corporate earnings and ability to repay debt have weighed heavily on many of the sector’s companies. While the recent rebound in prices has no doubt stabilized the situation somewhat, there has been an increase in mortgage and auto loan delinquencies in oil producing regions. The impact of such pressures may increase if the prices decline for an extended period of time, although, most analysts believe that oil prices will be centered around $50 for another 12 to 18 months.

Economic prospects vary widely both inside and outside the United States, where pockets of relative strength and notable weakness are geographically dispersed. This could lead to an increase in national or regional concerns, heightening tensions along religious or ethnic divides as well as economic class conflicts between the “haves” and the “have nots”. Nowhere is this more stark than in Europe where the flood of migrants from the Middle East and Africa last year has lead the European Union (EU) into negotiations with Turkey to constrain and contain many of the displaced Syrian and Iraqi refugees. Meanwhile, protests in France are flaring over economic issues and nationalist movements are growing in Austria and the Netherlands, as well as in France and Germany. Of course, similar issues have been brought forward during this U.S. Presidential season in America as anti-Muslim/Hispanic/Chinese sentiment has been given voice by Presidential candidate Donald Trump. As economic prospects stagnate, there is a natural tendency to seek political change. Indeed, populist candidates have made political inroads around the world. Alas, people forget that globalization, trade treaties and economic unions have been a de facto response to prior periods of nationalism and protectionism. So, populist proclamations can be a seductive rallying cry for those who seek or cling to power, yet offer few solutions.

Another type of push/pull force affecting the markets has been economic data. Some data reflects improved business prospects, while other reports reveal deteriorating fundamentals. In the United States, we continue to have solid housing performance, for both rental and for sale properties, as well as a high level of auto sales. Meanwhile, retail sales have been relatively stagnant with prominent declines in large department stores which have been losing market share to e-commerce vendors. It is notable that the level of continuing jobless claims is approaching the lowest level that the economy experienced during the 70’s, 80’s and 90’s. However, average hourly wages and other measures of income growth, including the level of output in terms of gross domestic profit (GDP) per worker, has declined in recent years, reflecting stagnant productivity. Nevertheless, consumer expectations recently hit an eight year high. Such conflicting data has partially been responsible for the Fed’s tentative moves to raise interest rates since May of 2013, with initial success only occurring in December of 2015. If the Fed is successful in modestly raising interest rates this summer and perhaps again, once or twice, over the following 12 months, then they would have accomplished a milestone for other central banks to focus their respective interest rate normalization policies in ensuing years. While Alpine believes that this will be the case, some observers fear that even such modest interest rate increases as one quarter of one percent could trip up the economy and lead to a recession. This concern combines with limited supplies of long rated treasury bonds to keep the long end of the yield curve flat. While demand for yield is strong, the asset buying (i.e. Quantitative Easing) programs of the Fed, ECB and BOJ have reportedly absorbed a range from 20% to 70% of potential supply. In this manner, central banks have both provided liquidity and raised benchmark asset prices through global capital markets.

It is notable that neither significant fiscal stimulus nor broad based capital investment have yet been deployed during this economic recovery. Even though the U.S. was the epicenter of the cascading collapse of global capital markets back in 2008, almost bringing about the demise of our credit based financial system, America’s economy is now slowly leading the world back to normalcy. We concur with recent proclamations by some prominent economists that the best way to stimulate economic activity will be through significant infrastructure spending. Indeed, both Hillary Clinton and Donald Trump have already raised this as a key element to their economic plans. It is likely that the U.S. will lead a global shift from austerity towards focused fiscal spending. Japan has already begun to spend significant sums on rebuilding after the recent earthquake and in advance of hosting the Olympics in 2020. A number of European cities also have significant long-term transportation projects which can be expanded. China has described new infrastructure investments to connect Western China with the Middle East and to South Asia as ‘One belt, two suspenders’, while other emerging

Semi-Annual Report (Unaudited) | April 30, 2016	1

Alpine View (Continued)
April 30, 2016

economies, from United Arab Emirates to India are moving forward with large projects.

If consumer spending can be sustained through this year, with the prospect of significant increases in infrastructure projects in future years, then we believe the corporate capital expenditure cycle could ramp up rather quickly. This in turn could create a very strong economic prospect for 2018 and beyond. Typically, in anticipation, this could produce a strong equity market toward the end of this year and into 2017. In turn, this increase in investment would continue to boost employment and over time, wage growth, which could lead to faster consumption growth and the maturation of the economic cycle, including higher interest rates. By that time (2018), we believe that Europe could also be signaling higher interest rates and some improvement in GDP. China will also likely follow the rise U.S. economic demand and we believe that Japan, while still focused on domestic demand, will also benefit from our tail wind. Historically, Latin America has been greatly influenced by the U.S. economy and we believe that this will also be the case over the next few years.

So what does this mean for the debt and equity markets? Significant liquidity provided by Federal Reserve policy has helped to drive liquidity into the capital markets while the market place has responded with innovation triggered by new regulations and technology. Floor traders, position traders, order clerks, market makers and many arbitrageurs have been made redundant, inefficient or too slow in a market dominated by algorithmic factor based or index trading strategies. Since many of these algorithms are dependent on a variety of economic influences, the market’s sensitivity to such data has at times been disproportionate with its significance. Thus, some of the volatility experienced amongst sectors or index groupings has often been greater than that of the overall market. The nature of many of these quantitative models is that the rate or level of change recorded by various influences, be they internal factors such as prospective sales growth, or external inputs such as interest rates or economic growth, tend to favor companies which can generate internal growth despite the slow cyclical economy. It is notable, however, that during the six months under review, we saw a shift in performance towards cyclical growth situations. This could be a foreshadowing of improving economic prospects, if not merely a recognition of relative undervaluation.

Fundamentally, the tone of the market reflects the outlook for revenue and profit growth and the cross currents which we have described appear to have created a shift in the markets current tone. Specifically, corporate earnings in the S&P 500® Index fell by 6% during the first quarter of 2016, but analyst aggregate expectations are for some improvement in the second quarter with a positive uptick in the second half of the year. It is anticipated that many of the cyclical industries which were most heavily hurt by the strong dollar at the end of last year and the slowdown in the natural resource sector may have bottomed and the related fallout in the financial sector is not as significant as feared. As a result, this shift in market focus may be the beginning of a change in the structural and sectoral leadership of the market. If indeed we are correct that an economic recovery will take hold in 2017 and 2018, then we would expect a significant increase in the prospects of cyclical companies and a reversal of the decline in investment flows to equities versus bonds. We are not suggesting this will be strong enough to produce an exodus from fixed income investing, but we do believe that new capital deployed will shift increasingly into the equity markets with positive impact.

We look forward to reporting on our progress through this challenging and changing environment at the end of the year. Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
April 30, 2016

Dear Shareholders:

In the six month period ended April 30, 2016, the Alpine Global Dynamic Dividend Fund (AGD) generated a total return of -1.34% and a -0.52% return on the market price of AGD versus the MSCI All Country World Index, which had a total return of -0.94%. All returns include reinvestment of all distributions. The Fund distributed $0.39 per share during the period.

Economic Analysis

Despite a bout of turbulence, global equities exhibited remarkable resiliency in the six month period ended April 30, 2016, recovering sharply from 15.62% peak-to-trough decline. Investors in the U.S. were taken for a particularly wild ride as the first six weeks of calendar 2016 brought relentless selling of stocks over intensifying concerns of a recession. Such fears faded quickly, however, and the S&P 500® Index ended the first quarter of 2016 in positive territory as macroeconomic data improved.

The recovery was not just limited to stocks; several important commodities rebounded, with oil prices bouncing from a low of $26 per barrel in February to $46 per barrel just two months later. Iron ore, a key raw material in the production of steel, reversed a precipitous decline, bouncing from $38 per ton in December to $70 per ton in April.

Perhaps the most notable attribute of the six month period was the dramatic rotation into asset classes and investment styles that were significantly out of favor in recent years: cyclical stocks, emerging markets stocks, and value stocks. To add context, the S&P Metals & Mining Select Industry Index increased by 35.03% while the S&P Biotechnology Select Index declined by 10.29% in the period.

In another anomalous twist, the rally was not accompanied by rising interest rates; the U.S. 10 Year Treasury Yield actually fell from 2.14% to 1.83% during the period as the U.S. Federal Reserve (the “Fed”) shifted to a more dovish stance. So instead of fleeing from interest rate-sensitive safe havens, investors flocked to them as evidenced by the impressive returns of the S&P 500 Utilities Index and the S&P 500 Telecommunication Services Index, up 12.75% and 14.68%, respectively, during the period.

Partly as a result of the improvement in commodity markets, stocks of several emerging market countries performed quite well, with The Ibovespa leading the charge with a total return of 31.57% in U.S. dollars as investors cheered the prospect of a political regime change due to the impeachment of Brazil’s President Dilma Rousseff.

On the other side of the ledger, Europe struggled as the increasingly dovish bias by the Fed led to a strengthening of the Euro against the U.S. Dollar. This headwind, as well as a slight deterioration in the Markit Eurozone Manufacturing PMI from 53.2 in December 2015 to 51.2 in February 2016, led to underperformance of the MSCI Europe Index, which was down by 4.02% in U.S. Dollars in the six month period.

Portfolio Analysis

For the six month period ending April 30, 2016, the utilities, consumer discretionary and industrials sectors had the greatest positive effect on the Fund’s absolute total return. The financials, information technology and energy sectors had the greatest negative contribution to the Fund’s total return. On a relative basis, the utilities sector generated the largest outperformance versus the MSCI All Country World Index, followed by the health care and consumer discretionary sectors. The energy, consumer staples and materials sectors were the worst relative performers.

The top five contributors to the Fund’s performance for the six month period ended April 30, 2016 based on contribution to total return were Four Corners Property Trust, Dollar General Corp, Broadcom Limited, CBS Corp, and Nexity SA.

•	Four Corners Property Trust is a real estate investment trust (“REIT”) that was formed in a tax-free spin-off from restaurant owner and operator Darden Restaurants in November 2015. The portfolio consists of over 25% of Darden’s 1,500 restaurants with brands including Olive Garden and Longhorn Steakhouse, the vast majority of which are leased to Darden. The company paid a special dividend of $8.12 per share in January 2016 as part of the REIT conversion process whereby a company must distribute all earnings and profits accumulated prior to achieving REIT status. The stock performed well as investors were attracted to its high quality portfolio with one of the highest internal growth rates across the net lease sector.

•	Dollar General is the nation’s largest small-box discount retailer, with about 12,000 stores in 43 states offering over 11,000 stock-keeping units (SKUs) including national brands and private label products. The stock performed well as investors cheered the company’s well executed, highly visible earnings algorithm of 10-15% per-share earnings growth through 6-8% square footage growth, 2-4% same-store sales growth, stable margins and 5% share buybacks, as communicated in the company’s Investor Day in March 2016, its first since June 2012. Investors also welcomed the testing of a smaller 6,000 square foot store format that will allow the company to enter urban and smaller rural areas that were previously off limits.

•	Broadcom Limited is a semiconductor “powerhouse” created through the merger of Avago Technologies and Broadcom Limited that was completed in February 2016. The company has a well-diversified portfolio of products with strong access to multiple secular growth industries including mobile connectivity and data centers through its exposure to wired/wireless communication, enterprise storage, and industrials. The stock outperformed as the company exceeded earnings estimates in the January 2016 quarter and issued upbeat guidance with revenues and margins above estimates. The company also made significant progress in the integration of the Avago/Broadcom merger, hinting at upside to its targeted cost synergies and building on its excellent track record on the acquisition front.

•	Mass media company CBS Corp outperformed as advertising on their television network increased partially due to the company’s solid exposure to Super Bowl 50, as well as the benefit of three extra NFL playoff games. In addition, the news environment was quite strong, with an unusually interesting primary season ahead

Semi-Annual Report (Unaudited) | April 30, 2016	3

Manager Commentary
April 30, 2016

of the upcoming Presidential election. Investors also welcomed CBS’ announcement that it is exploring strategic alternatives for its radio station assets. We believe that the stock should continue to perform well as revenue is ramping up in areas with better visibility including retransmission licensing fees from pay-TV operators, “reverse compensation” fees from broadcast stations for the rights to air its programming, and over-the-top-content.

•	Nexity is a market leader in the French residential real estate development market. Combined with its strong presence in commercial real estate development, urban renewal via its “Villes et Projets” arm and the development in services and franchises, the company offers a unique integrated real estate platform. The majority of Nexity’s earnings stem from the French residential market, which is benefitting from a low interest rate environment and favorable policies by the French government to stimulate the housing market, such as the Pinel buy-to-let scheme. The stock has also been boosted by a two-fold increase in commercial launches in the first quarter of 2016.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the six month period ended April 30, 2016: The Williams Companies, Apple, Western Digital Corp, NorthStar Realty Finance Corp and Nokia Oyj.

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company’s underlying fundamentals deteriorated due to declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy, which suffered from its exposure to declining natural gas prices. Investors also soured on the merger between Energy Transfer Equity and Williams, implying that the low price paid for Williams suggested a bearish statement regarding midstream valuations. The Fund has since exited the position.

•	Iconic consumer electronics innovator Apple underperformed as it reported the first year-over-year decline in iPhone shipments in the device’s history. Investors worried that Apple is not immune to the lengthening of the replacement cycle across the smartphone market, as well as broader macro-economic weakness in emerging economies. Lack of compelling new features, combined with fewer carrier subsidies mean consumers are likely to replace their phones less frequently, and there is a growing concern that Apple will not provide a compelling reason to upgrade until 2017. The Fund remains committed to this stock due to its strong cash flow, iron-clad balance sheet, shareholder-friendly management team and attractive valuation.

•	Western Digital is a leading player in the oligopolistic hard disk drive (HDD) market. The industry is arguably in secular decline, delivering mid-teens unit volume declines in 2015, among the worst in the past 40 years as the personal computer (PC) market shifts to solutions using solid state drives (SSDs) instead of HDDs. Western Digital is attempting to position itself for this transition through its announced acquisition of Sandisk, which has strong positions in NAND and SSD markets which continue to grow. Western Digital stock suffered amidst the deteriorating fundamental backdrop in the HDD market, as well as uncertainty around the merger with Sandisk.

•	NorthStar Realty Finance is a REIT that originates, acquires and manages portfolios of commercial real estate properties as well as related securities. The stock came under pressure in part because some investors may have been caught off guard by the company’s shift to an externally managed structure along with capital management actions tied to recent acquisitions. In addition, the spinoff of its European assets into NorthStar Europe brought with it some uncertainty as there are few U.S. listed stocks holding European real estate assets. The Fund is encouraged by the company’s plans to monetize assets across several asset classes, reduce leverage and buy back shares, but credibility in the management team remains low.

•	Telecom equipment supplier Nokia owns two main businesses: Nokia Networks, which is a network infrastructure equipment supplier to global wireless and wireline operators, and Technologies, its intellectual property licensing activities. The stock underperformed amidst the deteriorating telecom capital spending environment. Investors also struggled with uncertainty around the integration of the recently completed merger with Alcatel-Lucent. One potential issue is that customers may not want to purchase equipment that could later be scrapped, resulting in a temporary market share shift towards competitors Ericsson and Huawei. The Fund is encouraged by the company’s strong net cash position, management’s commitment to return cash to shareholders including a healthy dividend, and the potential for significant cost synergies from the merger.

We have hedged a portion of our currency exposures to the Euro, Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure.

Summary

As we look towards the balance of 2016, we see a market environment that remains fairly uncertain. The U.S. economy continues on a path of modestly positive growth while contending with a partisan environment in Washington D.C. and an election year. While the S&P 500® Index has now seen four consecutive quarters of year-on-year earnings declines due largely to severe weakness in the energy sector, there is reason for optimism. U.S. manufacturing PMI data has improved, construction spending has perked up, and unemployment indicators appear favorable.

Europe, on the other hand, is going through a soft patch, as the Markit Eurozone Manufacturing PMI has slipped below 52 and corporate earnings expectations have softened amidst a strengthening Euro. The near-term outlook may be more positive, however, as policy stimulus historically takes up to 18 months to impact the economy, so policy actions such as the European Central Bank’s early 2015 quantitative easing program are just beginning to be felt.

The same could be said of the Chinese fiscal stimulus which, when combined with its increasingly accommodative monetary and exchange-rate policies, could smooth its transition to a consumer-led economy.

Manager Commentary (Continued)
April 30, 2016

Finally, Brazil’s stock market is showing signs of life as investors look forward to the potential for meaningful political change. There are still numerous headwinds with fiscal deficits and lingering inflation concerns but green shoots are emerging.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on companies with a commitment to return cash through dividends. We believe that over the long term, this strategy will offer a compelling risk-adjusted return.

Sincerely,

Brian Hennessey
Joshua E. Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1(800) 617.7616 For the semi-annual period ended April 30, 2016 it is estimated that the Alpine Global Dynamic Dividend Fund did not pay any distributions through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Semi-Annual Report (Unaudited) | April 30, 2016	5

Manager Commentary (Continued)
April 30, 2016

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Growth is the annual rate of growth of earnings from investments.

Ibovespa is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

S&P Biotechnology Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

S&P Metals & Mining Select Index is comprised of the stocks in the S&P Total Market Index that are classified in the GICS metal and mining sub-industries.

The S&P 500® Index, S&P Metals & Mining Select Index, S&P Biotechnology Select Index, S&P 500® Telecommunications Services Index, and S&P 500® Utilities Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright© 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2016	7

Manager Commentary
April 30, 2016

PERFORMANCE(1) As of April 30, 2016 (Unaudited)
	Ending Value as of 4/30/16	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Global Dynamic Dividend Fund | NAV(4)(5)	$10.17	-1.34%	-5.60%	6.28%	1.48%	-0.85%
Alpine Global Dynamic Dividend Fund | Market Price(5)	$8.62	-0.52%	-9.16%	4.12%	-1.87%	-2.99%
MSCI All Country World Index		-0.94%	-5.66%	5.06%	4.69%	4.54%
S&P 500® Index		0.43%	1.21%	11.26%	11.02%	7.39%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on July 26, 2006. IPO split adjusted price of $40 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Asciano, Ltd.	1.91%	Australia
CVS Health Corp.	1.58%	United States
Dollar General Corp.	1.57%	United States
Apple, Inc.	1.40%	United States
EMC Corp.	1.37%	United States
Svenska Cellulosa AB SCA-B Shares	1.27%	Sweden
Harris Corp.	1.27%	United States
Veolia Environnement SA	1.26%	France
Snap-on, Inc.	1.22%	United States
Teva Pharmaceutical Industries, Ltd.-SP ADR	1.20%	Israel
Top 10 Holdings	14.05%

TOP 5 COUNTRIES* (Unaudited)
United States	53.4%
United Kingdom	10.7%
France	4.8%
Switzerland	3.5%
Japan	3.4%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary
April 30, 2016

REGIONAL ALLOCATION** As of April 30, 2016 (Unaudited)

**As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2016 (Unaudited)

Semi-Annual Report (Unaudited) | April 30, 2016	9

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Common Stocks-98.5%
Aerospace & Defense-1.3%
15,000	B/E Aerospace, Inc.	$729,450
4,000	Orbital ATK, Inc.	348,000
4,500	Raytheon Co.	568,575
		1,646,025
Air Freight & Logistics-1.0%
8,000	FedEx Corp.	1,320,880

Airlines-1.4%
29,000	Delta Air Lines, Inc.	1,208,430
16,900	Japan Airlines Co., Ltd.	627,873
		1,836,303
Auto Components-1.3%
8,100	Delphi Automotive PLC	596,403
251,000	GKN PLC	1,022,129
		1,618,532
Automobiles-0.9%
88,500	Ford Motor Co.	1,200,060

Banks-6.2%
100,130	Banco Bilbao Vizcaya Argentaria SA	685,977
85,100	Bangkok Bank PCL-NVDR	399,554
78,000	Bank of America Corp.	1,135,680
19,500	Citigroup, Inc.	902,460
51,000	Citizens Financial Group, Inc.	1,165,350
28,200	Hana Financial Group, Inc.	634,834
76,000	Mitsubishi UFJ Financial Group, Inc.	371,500
146,000	Regions Financial Corp.	1,369,480
9,600	Sumitomo Mitsui Financial Group, Inc.	307,940
17,900	Wells Fargo & Co.	894,642
		7,867,417
Beverages-0.7%
7,700	Anheuser-Busch InBev NV-SP ADR	956,186

Biotechnology-0.5%
6,700	Gilead Sciences, Inc.	591,007

Capital Markets-4.0%
15,000	Amundi SA (a)(b)	690,294
53,000	Daiwa Securities Group, Inc.	321,885
101,300	Fortress Investment Group LLC-Class A	503,461
16,000	Lazard, Ltd.-Class A	576,800
88,000	Mediobanca SpA	722,985
62,000	OM Asset Management PLC	832,040
21,600	Schroders PLC	793,440
10,000	State Street Corp.	623,000
		5,063,905
Shares	Security Description	Value

Chemicals-2.0%
52,500	Clariant AG (a)	$993,302
16,000	Johnson Matthey PLC	674,935
14,000	Symrise AG	927,537
		2,595,774
Commercial Services & Supplies-0.5%
16,000	ISS A/S	607,536

Communications Equipment-3.8%
47,000	Cisco Systems, Inc.	1,292,030
14,000	Ei Towers SpA	820,772
20,200	Harris Corp.	1,616,202
179,500	Nokia OYJ	1,058,513
		4,787,517
Construction & Engineering-3.4%
36,203	Bouygues SA	1,207,148
575,500	China Railway Construction Corp., Ltd.-Class H	736,726
56,000	Ferrovial SA	1,204,868
16,800	Vinci SA	1,255,012
		4,403,754
Consumer Finance-1.1%
24,500	Discover Financial Services	1,378,615

Diversified Financial Services-0.7%
113,789	Cerved Information Solutions SpA	915,316

Electric Utilities-1.2%
12,500	NextEra Energy, Inc.	1,469,750

Electronic Equipment, Instruments & Components-1.0%
20,500	TE Connectivity, Ltd.	1,219,340

Energy Equipment & Services-0.6%
15,000	Baker Hughes, Inc.	725,400

Food & Staples Retailing-1.6%
20,000	CVS Health Corp.	2,010,000

Food Products-2.8%

19,700	Mondelez International, Inc.-Class A	846,312
17,000	Nestle SA	1,267,070
35,000	Nomad Foods, Ltd. (a)	284,900
15,500	The Kraft Heinz Co.	1,210,085
		3,608,367
Health Care Equipment & Supplies-2.1%
15,600	Medtronic PLC	1,234,740
13,000	Zimmer Biomet Holdings, Inc.	1,505,010
		2,739,750

The accompanying notes are an integral part of these financial statements.
10

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Health Care Providers & Services-3.3%
9,500	HCA Holdings, Inc. (a)	$765,890
6,200	Humana, Inc.	1,097,834
5,519	McKesson Corp.	926,198
5,300	UnitedHealth Group, Inc.	697,904
5,700	Universal Health Services, Inc.-Class B	761,976
		4,249,802
Hotels, Restaurants & Leisure-3.0%
27,000	Aramark	904,770
12,000	Darden Restaurants, Inc.	747,000
8,500	InterContinental Hotels Group PLC	338,936
7,500	McDonald’s Corp.	948,675
11,500	Royal Caribbean Cruises, Ltd.	890,100
		3,829,481
Household Durables-1.3%
175,000	Countryside Properties PLC (a)	594,506
22,500	Lennar Corp.-Class A	1,019,475
		1,613,981
Household Products-1.3%
51,365	Svenska Cellulosa AB SCA-B Shares	1,617,619

Independent Power and Renewables-1.9%
29,220	Abengoa Yield PLC	526,837
77,000	NRG Yield, Inc.-Class A	1,165,010
37,000	Pattern Energy Group, Inc.	777,000
		2,468,847
Industrial Conglomerates-0.4%
46,000	CK Hutchison Holdings, Ltd.	551,212

Insurance-1.3%
6,300	Allianz SE	1,069,448
10,000	Endurance Specialty Holdings, Ltd.	639,800
		1,709,248
Internet Software & Services-0.5%
900	Alphabet, Inc.-Class C (a)	623,709

Life Sciences Tools & Services-0.9%
8,400	Thermo Fisher Scientific, Inc.	1,211,700

Machinery-1.4%
237,650	CRRC Corp., Ltd.-Class H	232,537
9,800	Snap-on, Inc.	1,560,944
		1,793,481
Media-4.5%
26,500	CBS Corp.-Class B	1,481,615
12,000	Comcast Corp.-Class A	729,120
315,000	ITV PLC	1,036,511
202,737	NOS SGPS SA	1,454,383
122,000	UBM PLC	1,014,302
		5,715,931
Shares	Security Description	Value

Multi-Utilities-2.4%
35,400	CMS Energy Corp.	$1,440,072
65,500	Veolia Environnement SA	1,609,142
		3,049,214
Multiline Retail-1.6%
24,500	Dollar General Corp.	2,006,795

Oil, Gas & Consumable Fuels-6.6%
14,000	Anadarko Petroleum Corp.	738,640
34,500	BP PLC-SP ADR	1,158,510
6,300	Chevron Corp.	643,734
25,000	Enbridge, Inc.	1,038,500
14,500	EOG Resources, Inc.	1,197,990
8,500	Exxon Mobil Corp.	751,400
50,000	Kinder Morgan, Inc.	888,000
33,000	Marathon Petroleum Corp.	1,289,640
9,000	Occidental Petroleum Corp.	689,850
		8,396,264
Paper & Forest Products-1.6%
73,000	Stora Enso OYJ-R Shares	636,946
70,500	UPM-Kymmene OYJ	1,346,510
		1,983,456
Personal Products-0.5%
15,000	Unilever NV	658,948

Pharmaceuticals-3.8%
21,000	AstraZeneca PLC-SP ADR	608,160
7,500	Bayer AG	865,229
13,400	Novartis AG-SP ADR	1,017,998
25,000	Pfizer, Inc.	817,750
28,200	Teva Pharmaceutical Industries, Ltd.-SP ADR	1,535,490
		4,844,627
Real Estate Investment Trusts-5.8%
13,423	American Tower Corp.	1,407,804
29,000	Colony Starwood Homes	706,730
1,350	LaSalle Logiport REIT (a)	1,289,098
47,500	NorthStar Realty Europe Corp.	566,675
56,250	NorthStar Realty Finance Corp.	719,438
466,666	Prologis Property Mexico SA de CV	737,241
40,000	The Geo Group, Inc.	1,281,200
85,220	Westfield Corp.	654,450
		7,362,636
Real Estate Management & Development-2.1%
54,500	Mitsui Fudosan Co., Ltd.	1,395,794
25,000	Nexity SA	1,340,568
		2,736,362

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2016	11

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

Shares	Security Description	Value

Road & Rail-3.4%
363,500	Asciano, Ltd.	$2,440,499
4,200	Canadian Pacific Railway, Ltd.	605,850
6,500	Kansas City Southern	615,875
502,852	Rumo Logistica Operadora Multimodal SA (a)	625,778
		4,288,002
Semiconductors & Semiconductor Equipment-2.6%
35,000	Applied Materials, Inc.	716,450
8,600	Broadcom, Ltd.	1,253,450
23,000	Intel Corp.	696,440
26,000	SK Hynix, Inc.	642,356
		3,308,696
Specialty Retail-1.9%
15,500	Dick’s Sporting Goods, Inc.	718,270
7,300	The Home Depot, Inc.	977,397
10,300	TJx Cos., Inc.	780,946
		2,476,613
Technology, Hardware, Storage & Peripherals-4.3%
19,000	Apple, Inc.	1,781,060
67,000	EMC Corp.	1,749,370
1,250	Samsung Electronics Co., Ltd.	1,365,850
16,000	Western Digital Corp.	653,840
		5,550,120
Textiles, Apparel & Luxury Goods-0.7%
149,000	ANTA Sports Products, Ltd.	381,101
5,200	Carter’s, Inc.	554,684
		935,785
Tobacco-0.5%
18,500	Swedish Match AB	586,760

Transportation Infrastructure-1.3%
259,000	Adani Ports & Special Economic Zone, Ltd.	928,737
424,000	OHL Mexico SAB de CV (a)	696,700
		1,625,437
Water Utilities-0.3%
4,800	American Water Works Co., Inc.	349,248

Wireless Telecommunication Services-1.2%
46,500	Vodafone Group PLC-SP ADR	1,522,410

TOTAL COMMON STOCKS (Cost $123,330,491)		125,627,818
Shares	Security Description	Value

EQUITY-LINKED STRUCTURED NOTES-1.5%
Hotels, Restaurants & Leisure-0.5%
16,000	InterContinental Hotels Group PLC-Morgan Stanley BV	$637,997

Media-0.6%
240,490	ITV PLC- Merrill Lynch	791,335

Tobacco-0.4%
14,606	Swedish Match AB-Morgan Stanley BV	463,256

TOTAL EQUITY-LINKED STRUCTURED NOTES
(Cost $1,961,872)		1,892,588

Principal Amount

CONVERTIBLE BONDS-0.0% (c)
Household Durables-0.0% (c)
$154,733	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real) (d)(e)	450

TOTAL CONVERTIBLE BONDS (Cost $55,510)		450

Short-Term Investments-0.8%
1,022,000	State Street Eurodollar Time Deposit, 0.01%	1,022,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,022,000)		1,022,000

TOTAL INVESTMENTS (Cost $126,369,873)(f)—100.8%		128,542,856

LIABILITIES IN ExCESS OF OTHER ASSETS—(0.8)%		(971,139)

TOTAL NET ASSETS 100.0%		$127,571,717

The accompanying notes are an integral part of these financial statements.
12

Schedule of Portfolio Investments (Continued)
April 30, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.5% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	Represents a zero-coupon bond.
(e)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(f)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is the Danish term for a stock-based corporation.

BV - Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR - Non-Voting Depositary Receipts
PCL - Public Company Limited

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SCA - Societe en Commandite par actions is the French equivalent of a limited partnership.

SP ADR - Sponsored American Depositary Receipt
SpA - Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2016	13

Statement of Assets and Liabilities
April 30, 2016 (Unaudited)

ASSETS:

Investments, at value(1)	$128,542,856
Foreign currencies, at value	670,700
Receivable from investment securities sold	600,852
Dividends receivable	907,843
Unrealized appreciation on forward currency contracts	160,152
Prepaid expenses and other assets	63,470
Total assets	130,945,873

LIABILITIES:

Payable for investment securities purchased	2,614,509
Payable to custodian	184,478
Unrealized depreciation on forward currency contracts	285,956
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	104,257
Administration fees	11,569
Trustee fees	26,203
Compliance fees	34,159
Other	113,025
Total liabilities	3,374,156
Net Assets	$127,571,717

NET ASSETS REPRESENTED BY:

Paid-in-capital	$467,637,417
Undistributed net investment income	1,623,612
Accumulated net realized loss from investments and foreign currency transactions	(343,688,459)
Net unrealized appreciation on investments and foreign currency translations	1,999,147
Net Assets	$127,571,717
Net asset value
Net assets	$127,571,717
Shares of beneficial interest issued and outstanding	12,549,582
Net asset value per share	$10.17
(1) Total cost of investments	$126,369,873
(2) Total cost of foreign currencies	$670,699

The accompanying notes are an integral part of these financial statements.
14

Statement of Operations
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:

Dividend income	$6,876,276
Less: Foreign taxes withheld	(117,117)
Total investment income	6,759,159

EXPENSES:

Investment advisory fee (Note 4)	627,659
Printing and mailing fees	22,539
Audit and tax fees	18,183
Administration fee (Note 7)	14,722
NYSE fees	12,057
Interest on loan (Note 6)	8,866
Insurance fees	8,776
Accounting and custody fees	5,912
Other fees	25,226
Total expenses	743,940
Net investment income	6,015,219

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(4,260,566)
Foreign currency transactions	762,955
Net realized loss from investments and foreign currency	(3,497,611)
Change in net unrealized depreciation on:
Investments	(4,883,289)
Foreign currency translations	(585,311)
Change in net unrealized depreciation on investments and foreign currency	(5,468,600)
Net loss on investments and foreign currency	(8,966,211)
Decrease in net assets from operations	$(2,950,992)

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2016	15

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS:

Net investment income	$6,015,219	$10,058,153
Net realized gain (loss) from:
Investments	(4,260,566)	(259,763)
Foreign currency transactions	762,955	2,980,278
Change in net unrealized depreciation on:
Investments	(4,883,289)	(6,506,279)
Foreign currency translations	(585,311)	(1,287,059)
Increase (decrease) in net assets from operations	(2,950,992)	4,985,330

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6):

From net investment income	(4,894,337)	(9,742,403)
Decrease in net assets from distributions to shareholders	(4,894,337)	(9,742,403)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(532,572)
Decrease in net assets from capital share transactions	—	(532,572)
Net decrease in net assets	(7,845,329)	(5,289,645)
Net Assets:
Beginning of period	135,417,046	140,706,691
End of period*	$127,571,717	$135,417,046

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding - beginning of period	12,549,582	12,603,082
Common shares retired	—	(53,500)
Common shares outstanding - end of period	12,549,582	12,549,582
* Including undistributed net investment income of:	$1,623,612	$502,730

The accompanying notes are an integral part of these financial statements.
16

Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2016	Years Ended October 31,
	(Unaudited)	2015	2014†	2013(a)†	2012(a)†	2011(a)†
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period	$10.79	$11.16	$11.06 (a)	$10.26	$11.36	$13.48
Income from investment operations:
Net investment income	0.48	0.80	0.70	0.78	1.40	1.38
Net realized and unrealized gain (loss)	(0.71)	(0.41)	0.16	0.98	(1.06)	(1.78)
Total from investment operations	(0.23)	0.39	0.86	1.76	0.34	(0.40)

LESS DISTRIBUTIONS:

From net investment income	(0.39)	(0.77)	(0.76)	(0.96)	(1.44)	(1.72)
Total distributions	(0.39)	(0.77)	(0.76)	(0.96)	(1.44)	(1.72)
Anti-Dilutive effect of share repurchase program	—	0.01	—	—	—	—
Net asset value per share, end of period	$10.17	$10.79	$11.16	$11.06	$10.26	$11.36
Per share market value, end of period	$8.62	$9.07	$9.78	$9.96	$11.52	$12.04

Total return based on:
Net Asset Value(b)	(1.34)%(c)	4.62%	8.78%	18.87%	2.98%	(4.49)%
Market Value(b)	(0.52)%(c)	0.35%	5.86%	(4.66)%	9.10%	(0.25)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$127,572	$135,417	$140,707	$139,415	$129,248	$142,830
Ratio of total expenses to average net assets(d)	1.19%(e)	1.19%	1.42%	1.47%	1.39%	1.39%
Ratio of net investment income to average net assets	9.58%(e)	7.05%	6.22%	7.51%	13.13%	10.19%
Portfolio turnover	49%(c)	120%	110%	224%	233%	299%(f)

Borrowing at End of period
Aggregate Amount Outstanding (000)	N/A	N/A	$4,762	$2,029	$1,840	$8,256
Asset Coverage Per $1,000 (000)	N/A	N/A	$30,545	$69,714	$71,247	$18,300

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense was 1.17% for the six months ended April 30, 2016, and 1.15%, 1.39%, 1.45%, 1.38% and 1.35% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(e)	Annualized.
(f)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2016	17

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. Organization:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Semi-Annual Report | April 30, 2016	19

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$1,646,025	$—	$—	$1,646,025
Air Freight & Logistics	1,320,880	—	—	1,320,880
Airlines	1,836,303	—	—	1,836,303
Auto Components	1,618,532	—	—	1,618,532
Automobiles	1,200,060	—	—	1,200,060
Banks	7,467,863	399,554	—	7,867,417
Beverages	956,186	—	—	956,186
Biotechnology	591,007	—	—	591,007
Capital Markets	5,063,905	—	—	5,063,905
Chemicals	2,595,774	—	—	2,595,774
Commercial Services & Supplies	607,536	—	—	607,536
Communications Equipment	4,787,517	—	—	4,787,517
Construction & Engineering	4,403,754	—	—	4,403,754
Consumer Finance	1,378,615	—	—	1,378,615
Diversified Financial Services	915,316	—	—	915,316
Electric Utilities	1,469,750	—	—	1,469,750
Electronic Equipment, Instruments & Components	1,219,340	—	—	1,219,340
Energy Equipment & Services	725,400	—	—	725,400
Food & Staples Retailing	2,010,000	—	—	2,010,000
Food Products	3,608,367	—	—	3,608,367
Health Care Equipment & Supplies	2,739,750	—	—	2,739,750
Health Care Providers & Services	4,249,802	—	—	4,249,802
Hotels, Restaurants & Leisure	3,829,481	—	—	3,829,481
Household Durables	1,613,981	—	—	1,613,981
Household Products	1,617,619	—	—	1,617,619
Independent Power and Renewables	2,468,847	—	—	2,468,847
Industrial Conglomerates	551,212	—	—	551,212
Insurance	1,709,248	—	—	1,709,248
Internet Software & Services	623,709	—	—	623,709
Life Sciences Tools & Services	1,211,700	—	—	1,211,700
Machinery	1,793,481	—	—	1,793,481
Media	5,715,931	—	—	5,715,931
Multi-Utilities	3,049,214	—	—	3,049,214
Multiline Retail	2,006,795	—	—	2,006,795
Oil, Gas & Consumable Fuels	8,396,264	—	—	8,396,264
Paper & Forest Products	1,983,456	—	—	1,983,456
Personal Products	658,948	—	—	658,948
Pharmaceuticals	4,844,627	—	—	4,844,627
Real Estate Investment Trusts	7,362,636	—	—	7,362,636
Real Estate Management & Development	2,736,362	—	—	2,736,362
Road & Rail	4,288,002	—	—	4,288,002
Semiconductors & Semiconductor Equipment	3,308,696	—	—	3,308,696
Specialty Retail	2,476,613	—	—	2,476,613
Technology, Hardware, Storage & Peripherals	5,550,120	—	—	5,550,120
Textiles, Apparel & Luxury Goods	935,785	—	—	935,785
Tobacco	586,760	—	—	586,760
Transportation Infrastructure	1,625,437	—	—	1,625,437
Water Utilities	349,248	—	—	349,248
Wireless Telecommunication Services	1,522,410	—	—	1,522,410

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Equity-Linked Structured Notes	$—	$1,892,588	$—	$1,892,588
Convertible Bonds	—	450	—	450
Short-Term Investments	—	1,022,000	—	1,022,000
Total	$125,228,264	$3,314,592	$—	$128,542,856

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$160,152	$—	$160,152
Liabilities
Forward Currency Contracts	—	(285,956)	—	(285,956)
Total	$—	$(125,804)	$—	$(125,804)

* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2016, open Federal and New York tax years include the tax years ended October 31, 2012 through 2015. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If

Semi-Annual Report (Unaudited) | April 30, 2016	21

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)     fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)    purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held three equity-linked structured notes as of April 30, 2016.

H. Options:

The Fund may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Fund’s portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of April 30, 2016.

I. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2016, the Fund entered into ten forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $13,631,874. This is based on amounts held as of each month-end throughout the period.

The following forward currency contracts were held as of April 30, 2016:

						Unrealized
		Settlement		Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency	Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/09/16	5,500,000 EUR	$6,018,678	$6,304,634	$(285,956)
British Pound	State Street Bank and Trust Company	06/09/16	4,100,000 GBP	6,151,394	5,991,242	160,152
					$12,295,876	$(125,804)

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/ (loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2016:

		Unrealized
	Statement of Assets	Appreciation/
Derivatives	and Liabilities Location	(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$160,152
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(285,956)
Total		$(125,804)

Semi-Annual Report | April 30, 2016	23

Notes to Financial Statements

April 30, 2016

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2016:

	Statement of	Net	Change in
	Operations	Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
	Net realized gain/(loss) from foreign currency transactions	$ 811,418
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(602,834)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2016 are as follows:

Purchases	Sales
$67,938,708	$61,764,727

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2016.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

5. Capital Transactions:

The Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the Repurchase Plan, the Adviser purchased 53,500 shares at an average price of $9.96, including commissions in the amount of $810. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.57%. During the period ended April 30, 2016, there were no shares repurchased under the Repurchase Plan.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2015 were as follows:

Distributions paid from:
Ordinary income	$9,742,403
Total	$9,742,403

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and partnership adjustments. Accordingly, for the year ended October 31, 2015, the effect of certain differences were reclassified. The Fund increased undistributed net investment income by $106,768 and increased accumulated net realized loss by $106,833, and increased paid in capital by $65. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2015, the Fund utilized $2,499,812 of capital loss carryovers. As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryovers of $189,780,740, expiring on October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017 and unused capital loss carryovers of $34,184,369, expiring on October 31, 2018.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result

Notes to Financial Statements (Continued)

April 30, 2016 (Unaudited)

of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2015, with no expiration are as follows:

Short-Term	Long-Term
$6,732,529	$ —

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$640,164
Accumulated capital loss	(337,242,937)
Unrealized appreciation	4,382,404
Total	$(332,220,369)

As of April 30, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross
Cost of	unrealized	unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$126,369,873	$11,737,787	$(9,564,804)	$2,172,983

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2016, the amount available for investment purposes was $13,094,587. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2016, the average borrowing by the Fund was $1,268,888 with an average rate on borrowings of 1.38%. During the period ended April 30, 2016 the maximum borrowing by the Fund was $6,332,573. Interest expense related to the loan for the period ended April 30, 2016 was $8,866. As of April 30, 2016, there was no outstanding loan for the Fund.

8. Recently Issued Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $815,723 or $0.07 per common share on May 31, 2016 to common shareholders of record on May 23, 2016.

The Fund will also pay a distribution of $815,723 or $0.07 per common share payable on June 30, 2016 to common shareholders of record on June 23, 2016.

Semi-Annual Report | April 30, 2016	25

Additional Information

April 30, 2016 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Additional Information (Continued)

April 30, 2016 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the implementation of distribution and fund performance recommendations from a third party consulting firm. They noted the product rationalization measures taken, including the mergers of certain funds, the liquidation of another fund and the launch of Alpine Global Realty Growth & Income Fund, and the Adviser’s ongoing commitment to continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees noted the steps taken by the Adviser to reduce management

Semi-Annual Report | April 30, 2016	27

Additional Information (Continued)

April 30, 2016 (Unaudited)

fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	23.81%
Qualified Dividend Income	62.27%

Shareholder Meeting

On May 17, 2016, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect James A. Jacobson as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	10,302,140
Withheld	1,165,377

Proposal 2: To elect H. Guy Leibler as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

H. Guy Leibler
For	10,321,107
Withheld	1,146,410

Additional Information (Continued)

April 30, 2016 (Unaudited

Proposal 3: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	7,527,606
Against	3,374,380
Abstain	565,524

Eleanor T. M. Hoagland, Jeffrey E. Wacksman and Samuel A. Lieber continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report | April 30, 2016	29

Investor Information	1(800) 617.7616 www.alpinefunds.com

Trustees

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E.Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank &Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

independent registered

public accounting firm

Ernst &Young

5 Times Square

NewYork, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2016